                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of report: March 27, 2001
                       (Date of earliest event reported)

                                    1-10711
                                    -------
                             (Commission File No.)



                          Sizzler International, Inc.
                          ---------------------------
            (Exact name of Registrant as specified in its charter)




                 Delaware                                  95-4307254
                 --------                                  ----------
(State or other jurisdiction of incorporation)    (IRS Employer Identification
                                                           Number)



         6101 West Centinela Avenue, Suite 200, Culver City, CA 90230
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)



                                (310) 568-0135
                                ---------------
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

         On August 15, 2001, the Company issued a press release announcing the first quarter conference call.

         On August 22, 2001, the Company issued a press release announcing the first quarter of fiscal year 2002 results.

         On August 30, 2001, the Company issued a press release announcing the name changes to Worldwide Restaurant Concepts, Inc.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description
-----------     -----------
10.1            Galleria Park Partners, LLC. Lease agreement dated July 9, 2001.
99.1            Press Release dated August 15, 2001.
99.2            Press Release dated August 22, 2001.
99.3            Press Release dated August 30, 2001.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                               Sizzler International, Inc.


                                               By:  /s/ A. Keith Wall
                                                  ------------------------------
                                                     Name:  A. Keith Wall
                                                     Title: President and CEO